UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2018

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2018, the board of directors of Black Stone Minerals GP, L.L.C. (the “General Partner”), the general partner of Black Stone Minerals, L.P. (the “Partnership”), appointed Jeff Wood as President of the General Partner in addition to his current role as Chief Financial Officer. Thomas L. Carter, Jr. resigned as President but will continue as Chief Executive Officer and Chairman of the General Partner.

Mr. Wood, 47, has served as Senior Vice President and Chief Financial Officer of the General Partner since November 2016. Mr. Wood has over 20 years of senior financial leadership and capital markets experience, most recently as Executive Vice President and Chief Financial Officer of Siluria Technologies, Inc., a leading innovator of process technologies for the energy and petrochemical industries. Prior to Siluria, Mr. Wood was Senior Vice President and Chief Financial Officer of Eagle Rock Energy Partners, a publicly traded master limited partnership with upstream, midstream, and minerals operations. Prior to Eagle Rock, Mr. Wood spent 11 years at Lehman Brothers Holdings, Inc. in a number of investment banking and investment management positions focused primarily on the MLP sector. Mr. Wood started his career in public accounting with Price Waterhouse LLP. He has an MBA from the University of Chicago, Booth School of Business and a BA from Baylor University. Mr. Wood also serves as a member of the board of directors of the general partner of USD Partners LP and serves as chairman of the audit committee and as a member of the conflicts committee.

Item 7.01	Regulation FD Disclosure

On June 18, 2018, the Partnership issued a press release announcing the promotion of Jeff Wood to President. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit
Number	Description

99.1	Press release dated June 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: June 18, 2018	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

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